Exhibit 10.16

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 2

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

1. DATE OF ORDER: November 4, 2009	2. CONTRACT NO. (IF ANY): HHSO100201000001I
3. ORDER NO.: 001	4. REQUISITION/REFERENCE NO.: OS23204
5. ISSUING OFFICE (Address correspondence to): HHS\OS\ASPR\BARDA	

6. SHIP TO:
a. NAME OF CONSIGNEE: TBD
b. STREET ADDRESS:
c. CITY: | d. STATE: | e. ZIP CODE:
f. SHIP VIA:

7. TO:
a. NAME OF CONTRACTOR: BioCryst Pharmaceuticals, Inc.
b. COMPANY NAME:
c. STREET ADDRESS: 2190 Parkway Lake Drive
d. CITY: Birmingham | e. STATE: AL | f. ZIP: 35244-1879

8. TYPE OF ORDER
☐ a. PURCHASE
REFERENCE YOUR: ________
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheets, if any, including delivery as indicated.

☒ b. DELIVERY - Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA
Appr.: 75X0140; F.Y.: 2010;
CAN: 1994009; O.C.: 26201; Value: $22,500,000.00

10. REQUISITIONING OFFICE
HHS\OS\ASPR\BARDA

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ g. SERVICE-DISABLED VETERAN-OWNED
☐ d. WOMEN-OWNED ☐ e. HUBZone ☐ f. EMERGING SMALL BUSINESS

12. F.O.B. POINT: Destination

13. PLACE OF: a. INSPECTION	b. ACCEPTANCE	14. GOVERNMENT B/L NO.	15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)	16. DISCOUNT TERMS
Destination	Destination	N/A	See Schedule	N/A

17. SCHEDULE (*See Reverse for Rejections*)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
0001	Treatment Courses (TC) of IV peramivir (Shipping information will be provided in the Quality Agreement to be provided to the contractor in accordance with the contract specified in Item 2 above) [Remainder of this block intentionally left blank]	10,000	TC	$2250.00	$22,500,000.00	

SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT: | 19. GROSS SHIPPING WEIGHT: | 20. INVOICE NO.:

17(h) TOT. (Cont. pages): N/A

21. MAIL INVOICE TO:
a. NAME: RoseMary Mann
b. STREET ADDRESS (or P.O. Box): 330 Independence Ave. SW, Room G640
c. CITY: Washington | d. STATE: DC | e. ZIP CODE: 20201

17(i) GRAND TOTAL: $22,500,000.00

22. UNITED STATES OF AMERICA BY (Signature) ▶

23. NAME (Typed): RoseMary Mann
TITLE: CONTRACTING/ORDERING OFFICER

AUTHORIZD FOR LOCAL REPRODUCTION
PREVIOUS EDITIONS NOT USABLE

ORDER FOR SUPPLIES OR SERVICES PAGE OF PAGES 1 2 IMPORTANT: [Mark ell packages and papers with contract and/or order numbers.] I. DATEOFORDER r. CONTRACT NO. (IF ANY) 6, SHIP TO: November 4.2009 HHSO1 00201 000001 |a. NAME OF CONSIGNEE REQUISITION/REFERENCE NO TBD }. ORDER NO. 001 os23204 b. STREETADDRESS ISSUING OFFICE (Address correspondence to) HHS\OS\ASPR\BARDAc. CITYI. STATE e. ZIP CODE .TO: f. SHIP VIA NAME OF CONTRACTOR BioCryst Pharmaceuticals, Inc.8. TYPE OF ORDER COMPANY NAME fl a. PURCHASE! b. DELIVERY — Except for billing REFERENCE YOUR:instructions on the reverse, this STREETADDRESS Please furnish the following!—on thedelivery order is subject to 2190 Parkway Lake Drive on this side terms and conditions specified on both instructions contained d. CITY STATE ZIP rides of this order and on the attached only of this form and ¡s issued subject le. STATE if any, including delivery as to the terms and conditions of the indicated above-numbered contract. Birmingham AL 35244-1879 9.ACCOUNTING AND APPROPRIATION DATA 10.. REQUISITIONING OFFICE Appr.: 75X0140; F.Y.: 2010; HHS\OS\ASPR\BARDA CAN: 1994009: O,C,: 26201; Value: $22,500,000.00 11. BUSINESS CLASSFICATION (Check appropriate box(es)) 12. F,O.B. POINT a. SMALL b. OTHER THAN SMALL c. DISADVANTAGED g. service- Destination d. WOMEN-OWNED e. HUBZone f. EMERGING SMALL DISABLED BUSINESS VETERAN-OWNED 13. PLACE OF: 14. GOVERNMENT B/L NO. 15. DELIVER TO F.O.B. POINT ON 16. DISCOUNT TERMS a. INSPECTION b. ACCEPTANCE N/A OR BEFORE (Date) N/A See Schedule 17. SCHEDULE (See Reverse for Rejections) ITEM NO. SUPPLIES OR SERVICES QUANTITY UNIT UNIT AMOUNT QUANTITY . ORDERED PRICE ACCEPTED (a).(b) (c)(d)(e)(f) (g) Treatment Courses (TC) of IV peramivir 10,00 TC $2250.00 $22,500,000.00 (Shipping information will be provided in the Quality Agreement to be provided to the contractor in accordance with the contract specified in Item 2 above) [Remainder of this block intentionally left blank] 18.SHIPPING POINT I9. GROSS SHIPPINGWEIGHT 20. INVOICE No. SEE BILLING 17(h)TOT. 21. MAIL INVOICE TO: N/A a. NAME ¡Cont. INSTRUCIION s pages) RoseMary Mann ON b. STREETADDRESS (or P.O. Box) 17(rl 330 Independence Ave. SW, Room G640 REYERSE c. GITY d. STATE e. ZIP CODE GRANT 022,500,000.00 Washington DC 20201 TOTAL 23. NAME (Typed)
22.UNITED STATES OF RoseMary Mann AMERICA BY (Signature) TITLE: CONTRACTING/ORDERING OFFICER AUTHORIZD FOR LOCAL REPRODUCTION OPTIONAL FORM 347 (REV. 4/2006) PREVIOUS EDITIONS NOT USABLE Prescribed by GSA/FAR 48 CFR 53.213(f)

Contract No.HHSO1002010000011
Task/Delivery Order No. 001
November 4, 2009
Page2 of 2
Product will be delivered to:
Service Supply Center
Bldg 14
Perry Point, MD 21902
POC: Steve Pearson
#410-642-2244
The Contactor is required to sign acceptance of this Task/Delivery Order and return one copy to the Contracting Officer.

Signature	Date

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE 1 OF 17 PAGES

2. CONTRACT (Proc. Inst. Indent.) NO.: HHSO100201000001I

3. EFFECTIVE DATE: 11-04-2009

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.:

6. ADMINISTERED BY (If other than item 5) CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
BIOCRYST PHARMACEUTICALS, INC
2190 PARKWAY LAKE DRIVE
BIRMINGHAM AL 35244-1879

CODE | FACILITY CODE

8. DELIVERY
☐ FOB ORIGIN ☐ OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN | ITEM

11. SHIP TO/MARK FOR CODE

12. PAYMENT WILL BE MADE BY CODE
SAME AS ITEM 7

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	INTRAVENOUS ANTIVIRAL DRUG Please see Schedule for additional information				

15G. TOTAL AMOUNT OF CONTRACT $

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM		X	I	CONTRACT CLAUSES	
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS				PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT		X	J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE					
X	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD	

18. ☐ AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number ________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

20A. NAME OF CONTRACTING OFFICER
ROSEMARY MANN

19B. NAME OF CONTRACTOR
BY ____________________ *(Signature of person authorized to sign)*

19C. DATE SIGNED

20C. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

AuwADrv/-*r>MTDA<~T I 1- THIS CONTRACT IS A RATED ORDER \ IRATING Ipage of pages AWARD/CONTRACT UNDER DPAS (15 CFR 700) \> j | 172. CONTRACT (Proc. Inst. Indent.) NO. 3. EFFECTIVE DATE |4. REQUISITION/PURCHASEREQUEST/PROJECT NO.HHSO100201000001I | 11-04-2009 |5. ISSUED BY CODE| HHS/OS/ASPR/BAR | [6]- ADMINISTERED BY (If other than Item 5) CODE |HHS/OS/ASPR/BARDA 330 INDEPENDENCE AVE. SW ROOM G640 WASHINGTON DC 202017. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) ‘ |8. DELIVERYBIOCRYST PHARMACEUTICALS, INC D fob origin Pother (See below)2190 PARKWAY LAKE DRIVE 9- discount for prompt paymentBIRMINGHAM AL 35244-187910. SUBMIT INVOICES I ITEM(4copies unless othe rwise ^\, . ¦ ^___specified) TO THE ^s’CODE FACILITY CODE ADDRESS SHOWN IN ^11. SHIP TO/MARK FOR CODeT 112. PAYMENT WILL BE MADE BY CODE~“SAME AS ITEM 713. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: — 14. ACCOUNTING ANDAPPROPRIATION DATAI 110 U.S.C. 2304(c) ( ) | | 41 U.S.C. 253(c) ( )15A. ITEMNOT 15B. SUPPLIES/SERVICES ?5C. QUANTITY |15D.UNIT|15E. UNIT PRI CS 15F. AMOUNTINTRAVENOUS ANTIVIRAL DRUGPlease see Schedule for additional information 15G. TOTAL AMOUNT OF CONTRACT~T> $___^^ 16. TABLE OF CONTENTS(X) I SEC. I DESCRIPTION I PAGE(S)| (X) f SEC. f DESCRIPTION I PAGE(S)PART I — THE SCHEDULE PART II — CONTRACT CLAUSESX| A | SOLICITATION/CONTRACT FORM | X| ‘ I CONTRACT CLAUSES jX B SUPPLIES OR SERVICES AND PRICES/COSTS PART III — LIST OF DOCUMENTS, EXHIBITS AN DOTHER ATTACH.X C DESCRIPTION/SPECS./WORK STATEMENT X| J | LIST OF ATTACHMENTSX D PACKAGING AND MARKING PART IV — REPRESENTATIONS AND INSTRUCTIONS X E INSPECTION AND ACCEPTANCE ^ REPRESENTATIONS, CERTIFICATIONS AND OTHER X F DELIVERIES OR PERFORMANCE ,, STATEMENTS OF OFFERORSX G CONTRACT ADMINISTRATION DATA L INSTRS., CONDS., AND NOTICES TO OFFERORSX H SPECIAL CONTRACT REQUIREMENTS M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE17. ☑ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to 18. | | AWARD (Contractoris not required to sign this document.) Yourofferonsign this document and return ___copies to issuing office.) Contractor Solicitation Number ,agrees to furnish and deliver all items or perform all the services set forth or otherwiseincluding the additions or changes made by yo u which additions or changes are set forth inidentified above and on any continuation sheets for the consideration stated herein. The fullabove, is hereby accepted as to the terms listed above and on any continuation sheets, rights andobligations of the parties to this contract shall be subject to and governed by the This awardconsummates the contract which consists of the following documents: (a) the following documents:(a) this award/contract, (b) the solicitation, if any, and (c) such Gove rnment’s solicitation andyour offer, and (b) this award/contract. No further contractualprovisions, representations, certifications, and specifications, as are attached or document isnecessary.incorporated by reference herein. ‘Attachments are listed herein.)19A. NAME AND TITLE OF SIGNER (Type or Print) ‘ 20A. NAME OF CONTRACTING OFFICER^___ROSEMARY MANN19B. NAME OF CONTRACTOR |19C. DATE SIGNED 20B. UNITED STATES OF AMERICA |20C. DATE SIGNED ‘BY BY(Signature of person au thorized to sign) (Signature of Contracting Officer)AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 26 (REV. 4/2008)Previous edition is usable Prescribed by GSA — FAR (48 CFR) 53.214(a)

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

SECTION B — SUPPLIES OR SERVICE AND PRICE / COST
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
The purchase of intravenous antiviral drugs is intended to safeguard the health of the severely ill requiring hospitalization during a declared pandemic. This contract is to provide a certain number of treatment courses of intravenous antiviral drugs as requested by HHS or other essential government personnel to clinics providing critical care of influenza patients as a safeguard to mitigate possible increases in morbidity and mortality arising from 2009 H1N1 infection.
ARTICLE B.2. PRICES
a.	The prices set forth in this contract will cover the contract period of 24 months from the date of award.
b.	Upon delivery and acceptance of the item(s) described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit price(s) set forth below in ARTICLE B.3.
ARTICLE B.3. SCHEDULE OF CHARGES

CLIN	Quantity	Unit Price	Total
0001 - Antiviral Drug	1,000 (treatment courses)	$2,250.00	$2,250,000.00

OPTIONAL CLIN*
0002 - Maximum Order Antiviral Drug	40,000 (treatment courses)	$2,250.00	$90,000,000.00

*	The USG may order up to a maximum of 40,000 treatment courses if optional CLIN is exercised.
One ‘Treatment Course’ is defined as peramivir IV 600mg daily for 5 days.
ARTICLE B.4. CONTRACT TYPE
This is an Indefinite Delivery Indefinite Quantity (IDIQ) contract. Firm Fixed Price Delivery/Task orders will be issued against this contract. (See ARTICLE G.3. for additional ordering procedures).
ARTICLE B.5. ADVANCE UNDERSTANDINGS
Reserved
SECTION C — STATEMENT OF WORK (SOW)
ARTICLE C.1. DESCRIPTION
The near certainty that a novel strain of influenza virus will emerge at some time and cause pandemic disease with significant U.S. and global public health impact has led the Department of Health and

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

Human Services (HHS) to undertake an ambitious program to prepare countermeasures against this threat. A key aspect of this preparedness strategy is to ensure the availability of antiviral drugs against a pandemic strain in time to protect the U.S. population. For the past several years, HHS, through the Biomedical Advanced Research and Development Authority (BARDA) in the office of the Assistant Secretary for Preparedness and Response, has worked to build a stockpile of antiviral drugs against viruses with pandemic potential. This year, a new virus with pandemic potential unexpectedly emerged in Mexico and has rapidly spread around the world, causing thousands of cases of disease as well as deaths in several countries. On April 26, 2009 the Acting Secretary of HHS declared a public health emergency, indicating that the H1N1 2009 influenza virus poses an imminent pandemic threat. On June 15, 2009, WHO declared H1N1 a pandemic threat. As of September 5, 2009, the Centers for Disease Control and Prevention (CDC) reported 40,490 confirmed cases of H1N1 2009 infection in the US.
Influenza antiviral drugs and vaccines are among the available countermeasures to decrease the mortality and morbidity associated with the next pandemic. HHS is pursuing multiple and parallel strategies to close the gap between current antiviral drug supply/demand and have stockpiled a ready supply of antiviral drugs available for timely distribution.
Independently, and not as an agent of the USG, the Contractor shall furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, and transportation as required to:
a.	Manufacture treatment courses of antiviral drugs for delivery to the site requested.
b.	Maintain ability to manufacture additional treatment courses dependent on the volume and size of antiviral orders received from HHS for additional needs for either treatment or prophylaxis.
c.	Provide antiviral product and package labeling and packaging for finished product that is consistent with CDC guidelines for stockpiled countermeasures.
d.	Maintain integrity of antivirals while they are being transported from manufacturer to the delivery sites pre-identified per order.
e.	Provide report on product shipped to reflect delivery location, date of delivery, treatment courses delivered, and lot numbers for full delivery.
f.	Product will be accepted up to 6 months from the date of manufacture provided stability testing data is supportive.
The Contractor shall honor only those orders for antiviral drugs that have been submitted by Authorized Ordering Officials per contract.
ARTICLE C.2. MANUFACTURING
ARTICLE C.2.1. The contractor must have adequate facilities for manufacture, during the term of the contract, of potentially licensable antiviral drug suitable for contingency use under an EUA, including documentation of capacity for accomplishment of the stated activities and access to facility(s) compliant with current Good Laboratory Practices, Good Manufacturing Practices, and Good Clinical Practices regulations.

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

ARTICLE C.2.2. The Contractor shall provide the Government with a current copy of their existing security policy and procedures for the facility(s), included as Attachment C to this contract. The Contractor shall provide to the Government access to its manufacturing facility for the purpose of inspection. The Contractor shall arrange for the proper authorization and/or badges to facilitate access for the Government representatives.
ARTICLE C.3. REGULATORY
ARTICLE C.3.1. All purchased product will adhere to cGMP, cGCP cGLP standards and practices.
ARTICLE C.3.2. All purchased product will not be used until an EUA has been issued and a PREP Act Declaration occurs. Any and all conditions stipulated either by the EUA or the PREP Act Declaration will apply.
ARTICLE C.3.3. A Quality Agreement will be established between the government and the Contractor outlining roles and responsibilities for the handling and shipment of product.
ARTICLE C.4. BUSINESS MANAGEMENT
The Contractor shall have an integrated management plan for the entire manufacturing, production, and shipment activities.
ARTICLE C.5. REPORTING REQUIREMENTS
Contractors shall notify the Contracting Officer or a duly authorized representative at least 24 hrs. beforehand that delivery of product will take place. Once delivery occurs and has been accepted, contractors shall also notify designated HHS officials within 24 hrs. that product acceptance has occurred.
SECTION D - PACKAGING, MARKING AND SHIPPING
ARTICLE D.1. PACKAGING OF PRODUCT
Packaging shall be consistent with standard packaging for this product. Packaging shall be designed to promote quality during long-term controlled storage and transport in accordance with the SOW.
ARTICLE D.2. MARKING
Marking shall be in accordance with FDA-approved labeling direction to be provided at the time of the government places an order.
ARTICLE D.3. SHIPPING
Shipping shall be in accordance with the Quality Agreement to be negotiated between the government and the contractor for the contract performance period. The Quality Agreement will include delivery date and time, address where the order is to be delivered, and point of contact at delivery location, in addition to other instructions specific to the contract.

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

SECTION E — INSPECTION AND ACCEPTANCE

FAR SOURCE	Title and Date
FAR Clause 52.246-1	Contractor Inspection Requirements (Apr 1984)

FAR Clause 52.246-2	Inspection of Supplies — Fixed Price ( Aug 1996)

FAR Clause 52.246-16	Responsibility for Supplies ( Apr 1984)
ARTICLE E.1. INSPECTION AND ACCEPTANCE
Inspection and acceptance of the articles, services, and documentation called for herein will be accomplished by the Contracting Officer or a duly authorized representative at the destination of the articles, services or documents.
SECTION F — DELIVERIES OR PERFORMANCE

FAR Source	Title and Date
FAR Clause 52.211-17	Delivery of Excess Quantities ( Sept 1989)

FAR Clause 52.242-15	Stop Work Order (Aug 1989)

FAR Clause 52.242-15, Alt 1	Stop Work Order, Alternate 1 (April 1984)

FAR Clause 52.242-17	Government Delay of Work (Apr 1984)

FAR Clause 52.247-34	FOB Destination (Nov 1991)
ARTICLE F.1. PERIOD OF PERFORMANCE
The period of performance of this contract is anticipated for twenty four months from date of award.
ARTICLE F.2. PLACE AND METHOD OF DELIVERY
a.	The delivery of the antiviral drugs and related supplies shall be F.O.B. Destination.

b.	The place of delivery will be provided to the Contractor no less than 24 hours prior to shipping.

c.	Order Fulfillment and Delivery Criteria (from the Contractor’s proposal)

Through February 2010, if the government places an order(s) for up to 40,000 treatment courses, the contractor can deliver these treatment courses in one to two weeks ONLY IF the contractor has the inventory on-hand. If treatment courses are unavailable, up to 40,000 treatment courses can be delivered in 12-16 weeks following an order

Beyond February 2010, if the government places an order, the contractor can deliver treatment courses manufactured in August 2009 IF ON-HAND within one to two weeks if the government chooses to accept product manufactured more than six months prior. If the government opts not to take treatments manufactured in August 2009, it will take 12-16 weeks to manufacture and deliver treatment courses.
ARTICLE F.3. REPORTING REQUIREMENTS

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

ARTICLE F.3.1. Reporting Requirements
Reports shall be submitted in accordance with ARTICLE C.5. of the SOW.
ARTICLE F.3.2. Final Report
Within 30 days of the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work.
ARTICLE F.3.3. Sample Inspection
At the discretion of the Government and independent of testing conducted by the Contractor, the Government reserves the right to conduct site visits and collect samples of products manufactured by the Contractor.
SECTION G — CONTRACT ADMINISTRATION
ARTICLE G.1. CONTRACTING OFFICER
1) The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract.
2) The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; (5) obligate or deobligate funds into the contract; or (6) otherwise change any terms and conditions of this contract.
3) No information, other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.
ARTICLE G.2. PROJECT OFFICER/CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)
The Government’s Project Officer/COTR is:
     Dr. Kevin Gilligan, PhD
The Project Officer/COTR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
ARTICLE G.3. ORDERING PROCEDURES

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

ARTICLE G.3.1. Method of Ordering
The Contracting Officer will sign all orders (including written confirmation of oral/telephonic orders) involving requests for supplies and/or services under this contract. Each delivery shall be accompanied by a packing slip or other evidence of delivery/performance.
ARTICLE G.3.2. Delivery Order and Task Order Type
Delivery orders and task orders issued under this contract will be firm-fixed price.
ARTICLE G.3.3. Minimum and Maximum Quantity
The Government will order a MINIMUM of 1,000 treatment courses of the antiviral drugs.
The Government may order a MAXIMUM of 40,000 treatment courses of the antiviral drugs during the contract period.
ARTICLE G.3.4. Multiple Award Ordering
Orders will be issued to all contractors awarded a contract under this solicitation. In the event that multiple contracts are awarded, all contractors will receive orders up to the minimum guaranteed quantity. Additional quantities may be ordered based upon Government’s need and the contractor’s ability to produce the requirement and will be ordered on a competitive basis. The Government reserves the right to make multiple awards.
ARTICLE G.3.5. Option for additional purchases
The Government may exercise options to fund the purchase of additional treatment courses of the antiviral drugs in the quantity designated by the Contracting Officer at the time the Option is exercised during the performance period of the contract at the unit price specified in the contract.
ARTICLE G.3.6. Ordering Official
The Contracting Officer is the designated Ordering Official for this contract.
ARTICLE G.3.7. Applicable FAR Clauses
52.216-18 Ordering.
Ordering (Oct 1995)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from November 4, 2009, to November 3, 2011.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
(End of clause)
52.216-19 Order Limitations.
Order Limitations (Oct 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 1000 treatment courses, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor—
(1) Any order for a single item in excess of 40,000 treatment courses;
(2) Any order for a combination of items in excess of 40,000 treatment courses; or
(3) A series of orders from the same ordering office within 7 days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 2 days after Contractor receives the order, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
(End of clause)
52.216-22 Indefinite Quantity (Oct 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after November 3, 2011.

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

(End of clause)
ARTICLE G.4. PAYMENT BY ELECTRONIC FUNDS TRANSFER (Jan 2000)
The Government will use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, in Section I, requires the contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.
ARTICLE G.5. INVOICE SUBMISSION
The Contractor shall submit invoices in accordance with instructions provided in Attachment 1 — Invoice instructions.
ARTICLE G.6. PAYMENT CONDITIONS
The Contractor may not invoice for any CLIN prior to delivery.
Accepted product which falls into any of the following categories shall be replaced by the contractor at no cost to the USG.
1.	If product does not meet any criterion outlined in this contract.

2.	If product is deemed to be recalled for any reason, as outlined in the Product Recalls, Including Removal and corrections published by U.S. Department of Health and Human Services, Food and Drug Administration, Office of Regulatory Affairs; or based upon Chapter 7 of the Regulatory Procedures Manual of March 2007.
ARTICLE G.7. CONTRACT COMMUNICATIONS/CORRESPONDENCE
The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of the contract.
ARTICLE G.8. POINT OF CONTACT
The Contractor shall provide primary and secondary points of contact that will be available 24 hours per day, 7 days per week, to be notified in case a public health emergency. (See Attachment 2)
SECTION H — SPECIAL CONTRACT REQUIREMENTS
ARTICLE H.1. CONFIDENTIALITY OF INFORMATION
The following information is covered by HHSAR Clause 352.224-70, Confidentiality of Information (January 2006): Data obtained from human subjects.
ARTICLE H.2. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS
The contractor shall not conduct work involving select agents or toxins under this contract until it and any associated subcontractor(s) comply with the following:

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf ) as required, before using HHS funds for work involving a Select Agent or Toxin. No HHS funds can be used for research involving a Select Agent or Toxin at a domestic institution without a valid registration certificate.

For prime or subcontract awards to foreign institutions that possess, use, and/or transfer a Select Agent or Toxin , before using HHS funds for any work directly involving a Select Agent or Toxin , the foreign institution must provide information satisfactory to the HHS that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 are in place and will be administered on behalf of all Select Agent or Toxin work supported by these funds. The process for making this determination includes inspection of the foreign laboratory facility by a HHS representative. During this inspection, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents. No HHS funds can be used for work involving a Select Agent or Toxin at a foreign institution without written approval from the Contracting Officer.
Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www.cdc.gov/od/sap/ and http://www.cdc.gov/od/sap/docs/salist.pdf .
Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at:
http://www.aphis.usda.gov/programs/ag_selectagent/index.html and:
http://www.aphis.usda.gov/programs/ag_selectagent/ag_bioterr_forms.html
For foreign institutions, see the HHS Select Agent Award information: ( http://www.niaid.nih.gov/ncn/clinical/default_biodefense.htm ).
ARTICLE H.3. ANTI-LOBBYING
The contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.
Section 1352 of Title 10, United States Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities see FAR Subpart 3.8, FAR Clause 52.203-12 and HHSAR 352.270-10.
In addition, the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.
The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or and State or Local legislature.
ARTICLE H.4. ACKNOWLEDGEMENT OF FEDERAL FUNDING
A.	Section 507 of P.L. 104-208 mandates that contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

B.	Publication and Publicity

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under HHSO100201000001I.

C.	Press Releases

Pursuant to Section 508 of Public Law 105-78, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.
ARTICLE H.5. SUBCONTRACTING PROVISIONS

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

Not applicable since BioCryst Pharmaceuticals, Inc. is a Small Business entity.
ARTICLE H.6. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in HHS funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:
Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026
ARTICLE H.7. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES
The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.
ARTICLE H.8. NOTICE PRIOR TO PUBLICATION
The Contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government, for additional information see HHSAR 352.270-6.
ARTICLE H.9. IDENTIFICATION AND DISPOSITION OF DATA
The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (HHS). HHS reserves the right to review any other data determined by HHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.
ARTICLE H.10. MANUFACTURING STANDARDS
The Current Good Manufacturing Practice Regulations (cGMP) (21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packing of this therapeutic product.
If at any time during the life of the contract, the Contractor fails to comply with cGMP in the manufacturing, processing and packaging of this therapeutic product and such failure results in a material adverse effect on the safety, purity or potency of this therapeutic product (a material failure)

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

as identified by CBER and CDER, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If the Contractor fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.
ARTICLE H.11. PRESS RELEASES
1.	Pursuant to Public Law(s) cited in paragraph (2), below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: the percentage of the total costs of the program or project which will be financed with Federal money; the dollar amount of Federal funds for the project or program; and the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

2.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 109-149, Title V, section 506, as Directed by P.L. 110-5, Div. B, title I, Section 104	2009	10/1/2009 - 9/30/2010

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

PART II – CONTRACT CLAUSES
SECTION I — CONTRACT CLAUSES
FAR 52.252-2 Clauses Incorporated by Reference (Feb 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://www.dhhs.gov/oamp/dap/hhsar.html
http://www.acqnet.gov
http://farsite.hill.af.mil/
I.1. General Clauses for a Negotiated Fixed Price Supply Contract
a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

Reg	Clause	Date	Clause Title
FAR	52.202-1	Jul-04	Definitions (Over $100,000)
FAR	52.203-3	Apr-84	Gratuities (Over $100,000)
FAR	52.203-5	Apr-84	Covenant Against Contingent Fees (Over $100,000)
FAR	52.203-6	Sep-06	Restrictions on Subcontractor Sales to the Government (Over $100,000)
FAR	52.203-7	Jul-95	Anti-Kickback Procedures (Over $100,000)
FAR	52.203-8	Jan-97	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
FAR	52.203-10	Jan-97	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
FAR	52.203-12	Sep-07	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
FAR	52.204-4	Aug-00	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
FAR	52.204-7	Apr-08	Central Contractor Registration
FAR	52.204-10	Sep-07	Reporting Subcontract Awards ($500,000,000 or more)
FAR	52.209-6	Sep-06	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
FAR	52.211-5	Aug-00	Material Requirements
FAR	52.215-2	Mar-09
Audit and Records — Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over $100,000 funded exclusively with non-Recovery Act funds.]

FAR	52.215-8	Oct-97	Order of Precedence — Uniform Contract Format
FAR	52.215-10	Oct-97	Price Reduction for Defective Cost or Pricing Data (Over $650,000)
FAR	52.215-12	Oct-97	Subcontractor Cost or Pricing Data (Over $650,000)
FAR	52.215-14	Oct-97	Integrity of Unit Prices (Over $100,000)
FAR	52.215-15	Oct-04	Pension Adjustments and Asset Reversions
FAR	52.215-18	Jul-05	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
FAR	52.215-19	Oct-97	Notification of Ownership Changes
FAR	52.215-21	Oct-97	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications
FAR	52.219-8	May-04	Utilization of Small Business Concerns (Over $100,000)
FAR	52.219-9	Apr-08	Small Business Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
FAR	52.219-16	Jan-99	Liquidated Damages — Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
FAR	52.222-19	Feb-08	Child Labor—Cooperation with Authorities and Remedies
FAR	52.222-20	Dec-96	Walsh-Healey Public Contracts Act
FAR	52.222-21	Feb-99	Prohibition of Segregated Facilities

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

Reg	Clause	Date	Clause Title
FAR	52.222-26	Mar-07	Equal Opportunity
FAR	52.222-35	Sep-06	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
FAR	52.222-36	Jun-98	Affirmative Action for Workers with Disabilities
FAR	52.222-37	Sep-06	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
FAR	52.222-50	Feb-09	Combating Trafficking in Persons
FAR	52.222-54	Jan-09	Employment Eligibility Verification (Over $100,000)
FAR	52.223-6	May-01	Drug-Free Workplace
FAR	52.223-14	Aug-03	Toxic Chemical Release Reporting (Over $100,000)
FAR	52.225-1	Feb-09	Buy American Act — Supplies
FAR	52.225-13	Jun-08	Restrictions on Certain Foreign Purchases
FAR	52.227-1	Dec-07	Authorization and Consent
FAR	52.227-2	Dec-07	Notice and Assistance Regarding Patent and Copyright Infringement
FAR	52.229-3	Apr-03	Federal, State and Local Taxes (Over $100,000)
FAR	52.232-1	Apr-84	Payments
FAR	52.232-8	Feb-02	Discounts for Prompt Payment
FAR	52.232-9	Apr-84	Limitation on Withholding of Payments
FAR	52.232-11	Apr-84	Extras
FAR	52.232-17	Oct-08	Interest (Over $100,000)
FAR	52.232-23	Jan-86	Assignment of Claims
FAR	52.232-25	Oct-08	Prompt Payment
FAR	52.232-33	Oct-03	Payment by Electronic Funds Transfer—Central Contractor Registration
FAR	52.233-1	Jul-02	Disputes
FAR	52.233-3	Aug-96	Protest After Award
FAR	52.233-4	Oct-04	Applicable Law for Breach of Contract Claim
FAR	52.242-13	Jul-95	Bankruptcy (Over $100,000)
FAR	52.243-1	Aug-87	Changes — Fixed-Price
FAR	52.244-6	Mar-09	Subcontracts for Commercial Items
FAR	52.249-2	May-04	Termination for the Convenience of the Government (Fixed-Price)
FAR	52.249-8	Apr-84	Default (Fixed-Price Supply and Service)(Over $100,000)
FAR	52.253-1	Jan-91	Computer Generated Forms
I.2. Department of Health and Human Services Acquisition Regulation (HHSAR) (48 CFR Chapter 3) Clauses:
Full text of these clauses can be found at http://www.hhs.gov/oamp/policies/index.html

HHSAR	352.202-1	Jan-06	Definitions
HHSAR	352.232-9	Jan-06	Withholding of Contract Payments
HHSAR	352.270-4	Jan-01	Pricing of Adjustments
HHSAR	352.270-5	Jan-06	Key Personnel
HHSAR	352.270-6	Jan-06	Publications and Publicity
HHSAR	352.270-10	Jan-06	Anti-Lobbying (Over $100,000)
I.3. ADDITIONAL CONTRACT CLAUSES
FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

FAR	52.216-18	Oct-95	Ordering
FAR	52.216-19	Oct-95	Order Limitations
FAR	52.216-22	Oct-95	Indefinite Quantity
FAR	52.216-27	Oct-95	Single or Multiple Awards
FAR	52.227-14	Dec-07	Rights in Data — General
FAR	52.232-20	Apr-84	Limitation of Cost
FAR	52.232-32	Jan-08	Performance-based Payments
FAR	52.242-1	Apr-84	Notice of Intent to Disallow Costs
FAR	52.245-1	Jun-07	Government Property
FAR	52.245-2	Jun-07	Government Property – Fixed Price Contracts
FAR	52.249-2	May-04	Termination for the Convenience of the Government (Fixed-Price)
FAR	52.249-8	Apr-84	Default (Fixed-Price Supply and Service) (Over $100,000)
FAR	52.249-14	Apr-84	Excusable Delays

(1)	52.217-7 Option for Increased Quantity — Separately Priced Line Item (Reserved) (Mar 1989).

“....The Contracting Officer may exercise the option by written notice to the Contractor within 24 hours of issuance of the contract ....”

(2)	52.215-17 Waiver of Facilities Capital Cost of Money (October 1997)

(3)	52.227-14, Rights in Data — General (Dec 2007)

BioCryst Pharmaceuticals, Inc.
Contract # HHSO100201000001I

PART III – ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS
The following Attachments are provided in full text with this contract:
ATTACHMENT 1: INVOICE INSTRUCTIONS
ATTACHMENT 2: CONTRACTOR POINT OF CONTACT
ATTACHMENT 3: MANUFACTURING FACILITY SECURITY PLAN (Per ARTICLE C.2.2.)